UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 20, 2016 (Date of earliest event reported)
ImmuCell Corporation (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	001-12934 (Commission File Number)	01-0382980 (IRS Employer Identification Number)

56 Evergreen Drive Portland, Maine (Address of principal executive offices)		04103 (Zip Code)
207-878-2770 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On May 20, 2016, ImmuCell Corporation (the “Company”) engaged RSM US LLP as its Independent Registered Public Accounting Firm for the year ending December 31, 2016. This decision was authorized by the Audit Committee of the Company’s Board of Directors and ratified by the Company’s Board of Directors. During the Company's two most recent fiscal years and the subsequent interim period preceding RSM US LLP’s engagement, neither the Company nor anyone on its behalf consulted RSM US LLP regarding either:

i.	the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that RSM US LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

ii.	any matter that was the subject of a "disagreement" or "reportable event" (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and Item 304(a)(1)(v) of Regulation S-K, respectively).

The Audit Committee and the Board of Directors determined that engaging a large, national firm is in the best interest of the Company at this stage in its development.

On March 2, 2016, Baker Newman & Noyes, LLC (“BNN”) informed the Company of its decision not to submit a proposal for the Company’s audit services for the year ending December 31, 2016. BNN believed that, in light of our future growth plans, we would be better served by a larger firm which provides these services to companies in our industry that are subject to the periodic reporting requirements of the Securities Exchange Act of 1934. BNN completed its work in auditing the Company’s financial statements as of and for the year ended December 31, 2015 and its customary more limited role with respect to a review of the Company’s financial statements as of and for the quarter ended March 31, 2016.

There were no disagreements between the Company and BNN on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BNN, would have caused BNN to make reference to the subject matter of the disagreements in any of BNN’s reports on the Company’s financial statements, nor were there any “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K. None of such reports contained any adverse opinion or disclaimer of opinion or were qualified or modified as to uncertainty, audit scope or accounting principles.

The information in this item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act or the Exchange Act, except to the extent, if any, expressly set forth by specific reference in such filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUCELL CORPORATION

Dated: May 23, 2016	By:	/s/ Michael F. Brigham
Michael F. Brigham President, Chief Executive Officer and Principal Financial Officer

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